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                                                           Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                            WHITE PINE SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                       04-3151064
(State or Other Jurisdiction of                      (I.R.S. Employer
Incorporation or Organization)                       Identification No.)

                 542 AMHERST STREET, NASHUA, NEW HAMPSHIRE 03063
               (Address of Principal Executive Offices) (Zip Code)

                         ------------------------------

WHITE PINE SOFTWARE, INC. AMENDED AND RESTATED 1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                               KILLKO A. CABALLERO
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            WHITE PINE SOFTWARE, INC.
                               542 AMHERST STREET
                           NASHUA, NEW HAMPSHIRE 03063
                     (Name and Address of Agent for Service)

                                 (603) 886-9050
          (Telephone Number, Including Area Code, of Agent For Service)

                                 With copies to:
                              Mark L. Johnson, Esq.
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                           Boston, Massachusetts 02109

                         ------------------------------

                         CALCULATION OF REGISTRATION FEE


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

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                                                                               PROPOSED
                                                          PROPOSED             MAXIMUM         AMOUNT OF
         TITLE OF SECURITIES           AMOUNT         MAXIMUM OFFERING        AGGREGATE      REGISTRATION
           TO BE REGISTERED       TO BE REGISTERED   PRICE PER SHARE(1)   OFFERING PRICE(1)       FEE
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
Common stock, $.01 par value       100,000 shares           $4.57              $457,000          $128
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

(1) Calculated in accordance with Rules 457(h)(1) and 457(c) under the Securities Act of 1933, based on 85% of the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on May 6, 1999.




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         This Registration Statement covers 100,000 shares of our common stock issuable pursuant to our Amended and Restated 1996 Employee Stock Purchase Plan. These shares are in addition to the 100,000 shares of common stock registered pursuant to the Registration Statement on Form S-8, File No. 333-26973, we filed with the Securities and Exchange Commission on May 13, 1997.

         The contents of our Registration Statement on Form S-8, File No. 333-26973, are incorporated herein by reference.

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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

        Exhibit
        No.       Description
        -------   ------------
         4.1(1)   Amended and Restated Certificate of Incorporation of White
                  Pine Software, Inc.

         4.2(1)   Amended and Restated By-Laws of White Pine Software, Inc.

         4.3(1) Specimen certificate for common stock, $.01 par value, of White Pine Software, Inc.

         4.4(2)   White Pine Software, Inc. Amended and Restated 1996 Employee
                  Stock Purchase Plan

         5.1      Opinion of Foley, Hoag & Eliot LLP

        23.1      Consent of Ernst & Young LLP

        23.2      Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

        24.1      Power of Attorney (contained on the signature page)

--------------
(1) Incorporated by reference to White Pine's Registration Statement on Form SB-2 (File No. 333-09525) in the form in which it was declared effective by the Securities and Exchange Commission.

(2) Incorporated by reference to White Pine's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashua, New Hampshire, on May 7, 1999.

                                    White Pine Software, Inc.


                                    By    /s/ Killko A. Caballero
                                          -------------------------------------
                                          Killko A. Caballero
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints Killko A. Caballero and Christine J. Cox and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this Registration Statement as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                  TITLE                                 DATE

/s/ Killko A. Caballero
-----------------------    President, Chief Executive Officer and    May 7, 1999
Killko A. Caballero        Director
                           (Principal Executive Officer)

/s/ Christine J. Cox
-----------------------    Chief Financial Officer and               May 7, 1999
Christine J. Cox           Vice President of Finance
                           (Principal Financial and
                            Accounting Officer)

/s/ Arthur H. Bruno
-----------------------    Chairman of the Board and Directo         May 7, 1999
Arthur H. Bruno

/s/ Jonathan G. Morgan
-----------------------    Director                                  May 7, 1999
Jonathan G. Morgan

/s/ Adam Stettner
-----------------------    Director                                  May 7, 1999
Adam Stettner



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                                  EXHIBIT INDEX

        EXHIBIT
        NO.       DESCRIPTION
        -------   -----------

         4.1(1) Amended and Restated Certificate of Incorporation of White Pine Software, Inc.

         4.2(1)   Amended and Restated By-Laws of White Pine Software, Inc.

         4.3(1) Specimen certificate for common stock, $.01 par value, of White Pine Software, Inc.

         4.4(2) White Pine Software, Inc. Amended and Restated 1996 Employee Stock Purchase Plan

         5.1      Opinion of Foley, Hoag & Eliot LLP

        23.1      Consent of Ernst & Young LLP

        23.2      Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

        24.1      Power of Attorney (contained on the signature page)

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(1)        Incorporated by reference to White Pine's Registration Statement on
           Form SB-2 (File No. 333-09525) in the form in which it was declared effective by the Securities and Exchange Commission.

(2) Incorporated by reference to White Pine's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998.